NET LOSS PER SHARE (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019
Numerator for basic and diluted net loss per share:
Net loss attributable to Common Stockholders	$ (59,108)	$ (21,804)	$ (34,015)	$ (103,596)
Denominator for basic and diluted net loss per share:
Weighted-average shares	238,244	156,250	157,906	150,002
Net loss per share-Basic and Diluted	$ (0.25)	$ (0.14)	$ (0.22)	$ (0.69)